UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2022
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001708131
CSAIL 2017-C8 Commercial Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001654060
Credit Suisse Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001628601
Column Financial, Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001632269
Benefit Street Partners CRE Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-207361-05	38-4040957 38-4040958 38-4040959 38-7187265
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A., as agent for
Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045

(Address of principal executive offices of the issuing entity)

(212) 538-1807
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.04 Failure to Make a Required Distribution.

The Certificate Administrator made distributions to the Certificateholders on the March 17, 2022 Distribution Date.  The Certificate Administrator was notified of a payment revision to the Class A-SB, Class A-3, Class A-4, Class A-S, Class B, Class C, Class D, Class E, Class F, Class NR, Class X-A and Class X-B Certificateholders.  The payment revision was made to include additional principal and interest amounts as a result of changes to the Workout Delayed Reimbursement Amount on the Hotel Eastlund Mortgage Loan (Loan Number 5 on Annex A-1 of the prospectus of the registrant relating to the issuing entity filed on June 29, 2017 pursuant to Rule 424(b)(2)) which resulted in additional interest payments to the Class A-SB Certificateholders in the amount of $47,409.36, additional principal and interest payments to the Class A-3 Certificateholders in the amount of $49,080.24 and $210,757.10, respectively, additional interest payments to the Class A-4 Certificateholders in the amount of $353,946.94, additional interest payments to the Class A-S Certificateholders in the amount of $253,511.77, additional interest payments to the Class B Certificateholders in the amount of $145,632.85, additional interest payments to the Class C Certificateholders in the amount of $123,624.26, additional interest payments to the Class D Certificateholders in the amount of $123,929.07, additional interest payments to the Class E Certificateholders in the amount of $69,707.71, additional interest payments to the Class F Certificateholders in the amount of $27,110.68, additional interest payments to the Class NR Certificateholders in the amount of $228,090.77,  additional interest payments to the Class X-A Certificateholders in the amount of $283,285.48  and additional interest payments to the Class X-B Certificateholders in the amount of $16,980.52.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credit Suisse Commercial Mortgage Securities Corp.
(Depositor)

/s/ Julia C. Powell
Julia C. Powell, President and CEO

Date:  March 22, 2022